Trade Receivables	12 Months Ended
Dec. 31, 2024
Trade Receivables [Abstract]
TRADE RECEIVABLES
NOTE 6:	TRADE RECEIVABLES

A receivable represents the Company’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due). Most trade receivables are derived from the sale of electrical components and services to external customers by the Company’s wholly-owned subsidiary, Volta. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days.

Information about the credit risk exposure of the Company’s trade receivables as of December 31, 2024 and December 31, 2023 is detailed in the trade receivables aging as follows:

	As of December 31,	As of December 31,
	2024	2023
1 - 30 days	573	353
31 - 60 days	331	119
61 - 90 days	189	63
> 91 days	213	230
Allowance for ECL	(47)	(51)
	1,259	714